UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2008

Newport Gold, Inc.
(Exact name of Registrant as specified in charter)

Nevada	000-52214	000-00000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 - 1495 Ridgeview Drive, Reno, Nevada 89509		89509
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		905-542-4990

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company’s expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT.

On March 28, 2008, Smythe Ratcliffe & Company, the independent accountants of the Company, informed the Company that the financial statements for the period ended September 30, 2007 would need to be amended since they did not reflect the issuance of 3,011,500 common shares issued in August 2007.  The issuance of the 3,011,500 common shares had been disclosed in the original Form 10-QSB filed November 14, 2007 under “Part II - Item 2. Unregistered Sales of equity Securities and Use of Proceeds”, but had not been disclosed in the actual financial statements.  As a result, the Board of Directors and Audit Committee of the Company determined the financial statements for the period ended September 30, 2007, originally filed on Form 10-QSB with the Securities and Exchange Commission on November 14, 2008, should no longer be relied upon.

The financial statements for the period ended September 30, 2007, has been restated to include the issuance of 3,011,500 common shares in August 2007.  An Amended Form 10-QSB for the period ended September 30, 2007 was filed with the Securities and Exchange Commission on May 16, 2008, to include restated financial statements correcting this error.

The executive officers of the Company has discussed with the Company 's independent auditors the matters disclosed in this Item 4.02 of the Form 8-K.

We have requested our independent accountant to furnish to the registrant as promptly as possible a letter addressed to the Commission stating whether the independent accountant agrees with the statements made by in this Form 8-K in response to this Item 4.02 and, if not, to  state the respects in which it does not agree.  We will file an amended Form 8-K to include our independent accountant’s letter as an exhibit to this filed Form 8-K no later than two business days after we receive their response letter.

ITEM 8.01 OTHER EVENTS.

Press release.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.   N/A

(b) Pro forma financial information.   N/A

(c) Exhibits.

As described in Item 1.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated April 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REGISTRANT

By:

/s/ Derek Bartlett
_________________________________
Derek Bartlett, President

Dated: April 27, 2008